Investor Presentation
   Fourth Quarter 2008
Exhibit 99

- $113 mm revenue - 15% of revenue
  - 5 long-term acute care hospitals (LTACHs), 6 rehabilitation hospitals
  - 1 rehabilitation hospital minority owned[1]
  - 7 states [2]
  - 518 beds [2]
  - 6,706 annual patient discharges [2]

■ $427 mm revenue - 57% of revenue
 ■ 1,068 skilled nursing facility (SNF)
   programs
 ■ 39 states
 ■ 7.6 million annual patient visits
Contract Therapy Division (CT)
Hospital Rehabilitation Services Division (HRS)
■ $166 mm revenue - 22% of revenue
 ■ 157 hospital-based programs
 ■ 32 states
 ■ 45,600 inpatient rehabilitation facility (IRF)
 and skilled nursing unit discharges/year
 ■ 983,000 annual outpatient visits
Hospital Division (HD)
Other Healthcare Services Division
■ $40 mm revenue - 6% of revenue
 ■ Phase 2 Consulting - consulting and
 care management for hospitals and
 health systems
 ■ Polaris Group - consulting for long-term
 care facilities
 ■ VTA Management Services - therapy
 and nurse staffing for New York
$743 mm consolidated revenues in 2008
Note: All statistics for the twelve months ended 12/31/08, divisional revenues include inter business unit revenues of $2mm
1 Not included in consolidated revenues
2 These statistics include the minority-owned rehab hospital
RehabCare at a glance
Operating divisions

- **RehabCare delivers services across the post-acute continuum of care, providing the most appropriate discharge destination for acute patients in need of restorative care**
- **Less capital intensive/more flexible business model built around partnering with hospitals, SNFs and health systems through management contracts and joint ventures (where RehabCare has majority interest)**

22%

	SNF	IRF	LTACH
Industry size	$21bn[1]	$6bn	$4bn
Type of patient	Medically stable Low acuity May require some rehab	Medically stable Require extensive rehab (min 3 hrs/day)	Medically complex Length of stay >25 days May require some rehab
	RehabCare	RehabCare	RehabCare
	CT	HRS/HD	HD

SNF/IRF/LTACH
No post
acute care
Hospice/Home Health
Source: MedPAC, equity research estimates
1 Of the $21bn SNF market size, $6bn is the market potential for Contract Therapy
Patient Discharge Destination
Overview of post-acute settings
65%
13%
Acute care hospital
RehabCare at a glance
The back door to acute care providers

RehabCare
delivering the post-acute continuum

Third party
Affiliated
1,068
400
500
345
317
RehabCare
golden
Kindred
SunDance
Skilled

■ Manages rehab programs for SNFs
 ■ Each Medicare certified SNF is required to provide physical, speech and occupational therapy, but many lack the management know-how and/or scale to effectively manage a program
■ RehabCare provides a compelling value proposition to our SNF partners
 ■ Access to advanced technology platform that provides for more efficient utilization of therapists and management resources, improved patient outcomes and increased SNF reimbursement
 ■ Broader array of services
 ■ Better access to scarce therapist labor pool
■ Market size¹
 ■ 15,800 Medicare certified skilled nursing facilities
Source: Information available from public filings or from company websites
¹ Source: MedPAC and Congressional Budget Office
Competitive Landscape — # of facilities served
Self-
operated
11,000+
1,068
935
700
573
425
400
300
189
Contract Therapy
Division overview

CAGR:25.6%
$171
$232
$332
$401
$427
11.4%
$99
$111
2004
2005
2006
2007
2008
4Q2007
4Q2008

CAGR:23.7%
$10
$13
($3)
$6
$24
99.5%
$4
$8
2004
2005
2006
2007
2008
4Q2007
4Q2008

■ Strong track record of profitable growth
■ Operating earnings decline due to Symphony acquisition in 2006
■ Margin recovery with completion of Symphony integration in 2007

Note: Includes Symphony acquisition as of July 1, 2006

¹Same store analysis does not include Symphony
■ 5.5% to 6.5% operating earnings margin, driven by 4% to 6% year-over-year same store revenue growth and assuming no market basket increase for FY 2010
■ Stable to modest unit growth
2009 Outlook:
YOY growth: 30.9%  35.5%  42.8%  20.9%  6.5% (3.9%)  11.4%
Same store: 9.9%                8.4% 1.0%¹   7.1%¹  12.4% 9.1%  13.8%
Revenue ($mm)
% Margin: 6.0%  5.5%   (0.8%) 1.5%  5.6% 4.0%   7.1%
Operating Earnings ($mm)
Contract Therapy
Performance

1,000
4,000
5,000 acute care hospitals
Outsourced, 15%
Self operated, 85%
Other, 11%
Health South, 3%
Horizon Health, 13%
RehabCare, 73%
150 outsourced

1,000 IRF's

■ Manages hospital-based IRFs and outpatient therapy programs on a contract basis, providing our partners with:
 ■ Improved clinical outcomes
 ■ Ability to attract ~30% admissions from external sources
 ■ Broader clinical programming (brain, stroke, spinal dysfunction)
 ■ Better access to scarce therapist labor pool
 ■ Better compliance (60% rule, RAC, 3-hour rule)
 — Enhanced denial management
Source: Information available from public filings or from company websites
Competitive Landscape
Hospital Rehabilitation Services
Division overview

Rehab Care
delivering the post-acute continuum

CareNexus
A Division of RehabCare
WEST PENN HOSPITAL
Inpatient
Outpatient
WEST PENN - FORBES REGIONAL CAMPUS
Inpatient
Outpatient
ALLE-KISKI MEDICAL CENTER
Inpatient
Outpatient
WEST PENN ALLEGHENY HEALTH SYSTEM
CANONSBURG GENERAL HOSPITAL
Inpatient
Outpatient
ALLEGHENY GENERAL HOSPITAL
Outpatient
AGH - SUBURBAN CAMPUS
Outpatient
CARE MANAGEMENT

■ RehabCare offers acute care providers opportunity to
 expand post-acute services and deliver a more
 coordinated continuum of care for their patient
 population
■ Collaborative agreement with West Penn Allegheny
 Health System (WPAHS) in October 2008 is an
 example of this model
■ Benefits for WPAHS:
 ■ Enhanced clinical services for ever-growing post-acute
 population
 ■ Improved market share / decreased outmigration
 ■ Improved patient outcomes / creation of “centers of excellence”
 ■ Seamless integration of post-acute services and patient care coordination through CareNexus
WPAHS agreement
A continuum of care model

CAGR:(3.5%)
$191
$190
$180
$164
$166
12.6%
$39
$44
2004
2005
2006
2007
2008
4Q2007
4Q2008

$33
CAGR:(9.7%)
$23
$24
$23
$22
$6
$6
2004
2005
2006
2007
2008
4Q2007
4Q2008

■ Revenue and operating earnings declined due to implementation of the 75% Rule in 2004
■ Clear runway to growth given freeze of 75% Rule at 60% starting January 2008
 ■ Revenue and operating earnings rebounded during the second half of 2008 with further growth expected in 2009
YOY growth: 2.6%  (0.5%)  (5.3%)  (8.7%)  0.9% (11.5%)  12.6%
IRFs: 113  120   115   107 113 107   113
Revenue ($mm)
¹includes $1.2 mm pretax charge from a bad debt write-down related to an outpatient transaction
(2.9%)
Operating Earnings ($mm)
% Margin: 17.3%   11.9%   13.2%  14.0%  13.3%       15.5%  13.3%
¹
■ 14% to 16% operating earnings margin, 3% to 5% year-over-year growth in same store IRF discharges and a modest net increase in units
2009 Outlook:
Hospital Rehabilitation Services
Performance

IRF
LTACH
6
93
88
5
83
23
20
20
12
5
8
6
5
7
1
9
4
HEALTHSOUTH
Kindred
RHC
LIFECARE HOSPITALS
VIBRA
ERNEST
RehabCare
Cornerstone

■ Market Size:
 ■ 240+ IRFs
Freestanding IRFs
LTACHs
Competitive Landscape
■ Market Size:
 ■ 460+ LTACHs
Source: Information available from public filings or from company websites
¹ Includes St. Luke’s Rehabilitation Hospital (opened in November 2008) and minority-owned hospital
Centerre
Hospital Division
Market overview

RehabCare

delivering the post-acute continuum

05	06	07	08	09	10
Clear Lake Rehabilitation Hospital *Houston, Texas*					
West Gables Rehabilitation Hospital *Miami, Florida*					
MeadowBrook Specialty Hospital of Lafayette *Lafayette, Louisiana*			Northland LTACH *35-bed LTACH* *North Kansas City, Missouri*		Central Texas Rehabilitation Hospital *(Phase II)* *16-bed expansion/relocation* *Austin, Texas*
MeadowBrook Specialty Hospital of Tulsa *Tulsa, Oklahoma*	Louisiana Specialty Hospital *New Orleans, Louisiana*		The Specialty Hospital *24-bed LTACH* *Rome, Georgia*		Central Texas Specialty Hospital *40-bed LTACH* *Austin, Texas*
Arlington Rehabilitation Hospital *Arlington, Texas*	Northwest Texas Rehabilitation Hospital *Amarillo, Texas*	Central Texas Rehabilitation Hospital *(Phase I)* *Austin, Texas*	St. Luke's Rehabilitation Hospital *35-bed Rehab* *St. Louis, Missouri* *(Opened November 2008)*	Greater Peoria Specialty Hospital *50-bed LTACH* *Peoria, Illinois* *(Opening Q309)*	The Specialty Hospital *21-bed LTACH expansion* *Rome, Georgia*

■ 11 existing hospitals (St. Luke’s Rehabilitation Hospital opened November 2008), 2 in development,
2 expansions; one scheduled opening in 2009
■ Strategy of partnering with real estate investors/joint venture partners to build hospitals in a capital-
 efficient, high ROI fashion
Wholly Owned
Joint Venture
Growing portfolio of post-acute hospitals

- **Operating losses in 2008 were the result of uneven performance among mature hospitals, start-up and ramp-up losses of $5.8 mm and higher SG&A related to infrastructure investments to support growing hospital portfolio**
- **Significant improvement in hospital management**
  - New CEO and regional CFOs added during second half of 2008
  - Revenue enhancement / cost reduction initiatives
- **Improved Q4 operating trends provide the foundation for continued improvement in 2009**

$40
$30
$20
$10
$0
1,800
1,700
1,600
1,500
1,400
$27
$27
$28
$30
1,492
1,467
1,492
1,568
1Q2008
2Q2008
3Q2008
4Q2008
Revenue
Discharges

Operating Earnings ($mm)

$0
($1)
($2)
($3)
($4)
($5)
($6)
1Q2008
2Q2008
3Q2008
4Q2008
($0.1)
($3.5)
($5.5)
($4.8)[1]

Revenue ($mm) and discharges
1Includes a $1.5 mm pretax charge related to the cancellation of a planned acquisition and development project
■ Sequential quarterly improvement in operating earnings performance with total year operating losses reduced by
$3 - $4 mm compared to FY 2008
■ $140-$150 mm in revenue, driven by strong growth in mature and de novo hospitals and assuming no market basket increase for LTACHs or IRFs
2009 Outlook:
¹
Hospital Division
Performance

CAGR:10.2%
$612
$705
$743
13.1%
$172
$194
2006
2007
2008
4Q2007
4Q2008

CAGR:60.3%
$7
$13
$19
11.8%
$5
$6
2006
2007
2008
4Q2007
4Q2008

Net Earnings ($mm)
Revenue ($mm)
EPS:  $0.42  $0.731 $1.052               $0.29   $0.322
■ Strong consolidated revenue and net earnings growth for the full year
■ Quarterly operating earnings will be impacted less by hospital start-up / ramp-up losses than in 2008
■ Consistent with prior years, first quarter 2009 operating results will be impacted by the resumption of normalized run rate costs, such as self insurance and employee benefit programs, along with fewer calendar days
■ Effective tax rate of approximately 39% after consideration of minority interests and equity income
2009 Outlook:
¹includes a $0.17 per diluted share impairment charge on an intangible asset
²includes $0.09 per diluted share in charges related to a bad debt write-down of an outpatient transaction and cancellation of a planned acquisition and development project
Consolidated financial summary

Cash and Cash Equivalents
Total Assets
Total Debt
Stockholders’ Equity
Percent of Debt to Total Capital
Percent of Net Debt to Total Capital
($mm)
$ 10.3
408.6
74.5
$ 244.0
 23%
20%
$ 27.4
438.4
57.0
$267.8
18%
9%
12/31/07
12/31/08
■ Cash flow from operations totaled $48.7 mm in FY 2008
 ■ Days sales outstanding improved from 72 days at FYE 2007 to 66 days at FYE 2008
■ Debt was reduced during FY 2008 by $17.5 mm with cash position increasing by $17.1 mm to provide greater liquidity during credit crisis (net debt fell from $64mm at FYE 2007 to $30 mm at
 FYE 2008)
Consolidated balance sheet

LTACHs
IRFs
SNFs
■ The Extension Act contained LTACH
 -specific provisions through
 December 31, 2010, including
 stoppage of both the 25% rule and a
 short-stay outlier payment provision.
 It also instituted a moratorium on
 development of new LTACHs.
■ For FY2009, CMS implemented a
 2.7% increase in rates
■ MedPAC has recommended a net
 1.6% rate increase in FY2010
■ Prior legislation requires CMS to
 report by June 2009 the results of an
 LTACH study relating to such areas
 as patient access and admission
 criteria
■ The SCHIP Extension Act of 2007,
 which provided a permanent freeze
 of the 75% Rule at 60%, effective
 January 1, 2008, also eliminated a
 market basket update through
 FY2009
■ MedPAC has recommended that
 payment rates not be increased in
 FY2010
■ Prior legislation requires CMS to
 report by June 2009 the results of an
 IRF study relating to such areas as
 patient access and admission criteria
■ On July 15, 2008 Congress passed
 MIPPA (Medicare Improvements for
 Patients and Providers Act) that
 extended the Part B therapy cap
 exceptions process and provided a
 1.1% increase in the physician fee
 schedule through December 31,
 2009
■ CMS issued a 3.4% industry rate
 increase for FY2009, which became
 effective on October 1, 2008
■ MedPAC has recommended that
 payment rates not be increased in
 FY2010
Current reimbursement environment

Summary
■ On February 26, 2009, President Obama released his proposal to save nearly $18B over the next 10 years, which included creating a site neutral, post-acute bundled payment mechanism beginning in 2013
■ Proposal creates a post-acute 30-day add-on to the acute DRG payment, likely controlled by the acute care hospital, and institutes readmission penalties on acute care hospitals, which should result in $8.4B in savings
■ Details of the proposal are pending and Congressional action is required to enact
■ Combination of incentives and penalties will likely produce better patient outcomes
■ Eliminates the need for arbitrary regulations such as the 60% Rule for IRFs, 25-day length-of
 -stay requirement for LTACHs and the 3-day hospital admission requirement for SNFs
■ Prompts acute care hospitals to have a post-acute care strategy, which may require a post-
 acute partner
■ Creates opportunity for RehabCare, given our relationships and JV partnerships with acute care providers, SNF footprint and the breadth of our capabilities across the post-acute continuum
Potential Impact
Obama healthcare budget proposal
Impact on post-acute care

Rehab Care
delivering the post-acute continuum

- Continue to expand our reach in the post-acute space through both organic and acquisitive growth
- Seek out opportunities to replicate WPAHS continuum model in other hospitals and health care systems
- Apply CareNexus care management delivery model to ensure timely and appropriate placement of patients

- Continue to implement action plan for improved performance in existing hospitals by refining operating systems and processes and making necessary investments in IT infrastructure
- Continue to grow through acquisitions and joint venture partnerships

- Roll out next generation in point-of-care technology and upgrade therapy management system to web based platform in CT and HRS divisions
- Standardize Hospital division on single IT platform
- Standardize back-office functions on integrated IT platform

- Continue to address therapist supply issue through:
  - Aggressive recruiting program
  - Campus Relations initiative
  - Academic partnerships
  - Allied Health Research Institute

The Post-Acute Continuum
Hospital Division
IT Roadmap
Therapist Solutions
Long-term strategic plan

Inpatient Rehabilitation Facilities
Skilled Nursing Facilities
HOSPITAL
CARE MANAGEMENT
HOME
Outpatient Rehabilitation Programs
Long Term Acute Care Hospitals

Why RehabCare?
One of the longest tenured post-acute providers (established in 1982)
■ Increasing market demand
 ■ Expenditures for post-acute services:
 ■ Grew $20.4 billion from 2000-2007
 ■ Projected to increase 150% by 2016
 ■ Represents 15% of Medicare fee-for-service spending
 ■ First wave of baby boomers enter Medicare in 2011
■ Post-acute continuum capabilities
 ■ Offers flexible solutions to clients and partners
 ■ Gives us the ability to withstand market
 pressures in any one segment
 ■ Positions us to capitalize on proposed bundled
 or episodic payment system

Revenue
Op Earnings *
$800
$600
$400
40
30
20
2006
2007
2008

CAGR

Why RehabCare?
 ✓ PPS
 ✓ 75% Rule
2 Total debt less cash
 ✓ Part B Therapy Caps
 ✓ LTACH 25% rule
	2006	2007	2008
DSO	78	72	66
CFFO	$19	$52	$49
Net Debt[2]	$111	$64	$30
2006-08
10.2%
21.3%
¹
 ■ Enhances competitive advantage in economic
 downturns
 ■ Greater flexibility with potential partners
 searching for capital resources
 ■ Allows continued evaluation of growth
 opportunities

Note: Includes Symphony acquisition as of July 1, 2006
¹ Includes $2.7mm in charges related to a bad debt write-down of an outpatient transaction and cancellation of a planned acquisition and development project in FY2008
 ■   Demonstrated ability to grow revenue and earnings organically and through acquisitions
 ■   Proven ability to adapt to market regulatory changes
 ■   Strong cash flows

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Such statements are based on the Company’s current expectations and could be affected by numerous factors, risks and uncertainties discussed in the Company’s filings with the Securities and
Exchange Commission, including the Company’s most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. Do not rely on forward looking statements as the
Company cannot predict or control many of the factors that ultimately may affect the Company’s ability to achieve the results estimated. The Company makes no promise to update any forward looking statements whether as a result of changes in underlying factors, new information, future events or otherwise.
Safe Harbor